UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2022

Date of reporting period:	January 1, 2022 – December 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT High Yield Fund

Annual report
12 | 31 | 22

Message from the Trustees

February 7, 2023

Dear Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds. Fortunately, toward the end of the year, we  saw both inflation levels and Fed actions begin to moderate somewhat.

Although we still face high inflation and uncertainty on how much the economy will slow because of higher interest rates, we believe financial market performance might be better in 2023 as compared with 2022. Historically, stocks and bonds have recovered from bear markets like the one we are experiencing. Be assured that our investment teams are actively researching securities with attractive potential and working to keep portfolio risks in check.

Thank you for investing with Putnam.

Performance summary (as of 12/31/22)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2022

Class IA: $5.29	Class IB: $5.23

Annualized total return at net asset value (as of 12/31/22)

			JPMorgan
	Class IA shares	Class IB shares	Developed High
	(2/1/88)	(4/30/98)	Yield Index*
1 year	–11.37%	–11.60%	–10.47%
5 years	1.67	1.39	2.25
10 years	3.48	3.22	4.18
Life of fund	6.76	6.54	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund	1

Report from your fund’s managers

How did high-yield bonds perform during the 12-month reporting period ended December 31, 2022?

The high-yield market posted losses for much of the year due to macroeconomic challenges. The Russia-Ukraine War, supply chain disruptions, high inflation, and the Federal Reserve’s aggressive monetary policy weighed on investor sentiment. To tackle the persistently high inflation, the Fed hiked its benchmark interest rate seven times in 2022, from near zero to a target range of 4.25%–4.50%. U.S. Treasury rates rose meaningfully across the curve, as the risk of a recession rose. In turn, bond yields rose and bond prices fell, making 2022 the worst calendar year of performance for U.S. bonds. The asset class did regain some ground in the fourth quarter, due to signs that inflation was moderating and to optimism that the Fed’s pace of monetary tightening could slow heading into 2023.

How did Putnam VT High Yield Fund perform in this environment?

For the 12-month reporting period, the fund’s class IA shares returned –11.37%, underperforming its benchmark, the JPMorgan Developed High Yield Index, which returned –10.47%.

What decisions had the biggest influence on the fund’s performance relative to the benchmark during the period?

Underweight positioning and security selection within cable & satellite and retail, plus security selection within technology, were the top contributors to relative returns. Overweight exposure and security selection within broadcasting and housing, along with security selection within health care, were the largest detractors from relative performance.

In terms of individual holdings, overweight positions in Chord Energy and Antero Resources were among the top contributors to relative returns. Both positions benefited from rising oil prices during the first half of the year. Our decision to not invest in Carvana contributed to relative returns as well, as it sold off dramatically throughout the year. On the other hand, overweight exposure to Audacy was the largest detractor from relative returns due to lower-than-expected earnings reports and underperformance of media names in 2022. Overweight positions in Air Methods and Bausch Health Americas also detracted from relative performance.

What is your outlook for the coming months?

As we look into calendar 2023, we have a cautious outlook for the high-yield credit market. Corporate fundamentals remain solid overall but likely will weaken in the face of slower growth and pressure on profit margins, in our view. Macroeconomic forces of high inflation, geopolitical impacts on energy supplies, and central bank tightening remain considerable headwinds for both fundamentals and market technicals, in our view. We also believe that we may be nearing a point in the coming months when the interest-rate hiking cycle will start to wind down.

As we research investment opportunities, we remain focused on industry and company fundamentals, the health of balance sheets, the generation and use of free cash flow, and how resilient credits will be amid slower economic growth. The U.S. high-yield default rate, including distressed exchanges, ended 2022 at 1.65%, still well below historical averages.

After a year of heightened rate and spread volatility, valuations have become somewhat more attractive, in our view, as yields nearly doubled to over 9% by period-end. High-yield bond prices are 15 points lower than where they began 2022, and spreads are approximately 140 basis points wider. We believe high yield may also present an attractive overall yield proposition in the face of lower global rates.

In light of our outlook, we reduced risk in the portfolio by maintaining an overweight allocation to higher-quality split-BBB bonds and increased our underweight to BBs relative to the benchmark due to continued spread compression and less attractive valuation on a relative basis.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

2	Putnam VT High Yield Fund

Your fund’s managers

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/22 to 12/31/22. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/21	0.70%	0.95%
Annualized expense ratio for the six-month
period ended 12/31/22*	0.72%	0.97%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/22		ended 12/31/22
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$3.68	$4.95	$3.67	$4.94
Ending value
(after
expenses)	$1,027.20	$1,025.50	$1,021.58	$1,020.32

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

4	Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT High Yield Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT High Yield Fund	5

The fund’s portfolio 12/31/22

	Principal
CORPORATE BONDS AND NOTES (83.4%)*	amount	Value

Advertising and marketing services (0.5%)
Clear Channel Outdoor Holdings,
Inc. 144A company guaranty sr. notes
5.125%, 8/15/27	$245,000	$212,293
Clear Channel Outdoor Holdings, Inc.
144A company guaranty sr. unsec.
sub. notes 7.75%, 4/15/28	250,000	182,502
Terrier Media Buyer, Inc. 144A
company guaranty sr. unsec. notes
8.875%, 12/15/27	420,000	316,134
		710,929
Automotive (1.0%)
Ford Motor Co. sr. unsec. unsub. notes
3.625%, 6/17/31	245,000	192,462
Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 4.271%, 1/9/27	270,000	244,209
Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 2.90%, 2/16/28	220,000	181,702
Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 4.00%, 11/13/30	555,000	455,566
NESCO Holdings II, Inc. 144A company
guaranty notes 5.50%, 4/15/29	330,000	288,750
		1,362,689
Basic materials (8.6%)
ArcelorMittal SA sr. unsec. unsub.
notes 7.00%, 10/15/39 (France)	525,000	529,819
ATI, Inc. sr. unsec. sub. notes
5.875%, 12/1/27	35,000	33,470
Avient Corp. 144A sr. unsec. unsub.
notes 7.125%, 8/1/30	85,000	83,090
Axalta Coating Systems, LLC 144A
company guaranty sr. unsec. notes
3.375%, 2/15/29	195,000	160,907
Beacon Roofing Supply, Inc.
144A company guaranty sr. notes
4.50%, 11/15/26	220,000	205,497
Beacon Roofing Supply, Inc. 144A sr.
unsec. unsub. notes 4.125%, 5/15/29	130,000	108,029
Big River Steel, LLC/BRS Finance
Corp. 144A sr. notes 6.625%, 1/31/29	256,000	243,898
Boise Cascade Co. 144A company
guaranty sr. unsec. notes
4.875%, 7/1/30	245,000	213,243
Builders FirstSource, Inc. 144A
company guaranty sr. unsec. bonds
6.375%, 6/15/32	135,000	126,798
Builders FirstSource, Inc. 144A
company guaranty sr. unsec. bonds
4.25%, 2/1/32	320,000	259,433
BWAY Holding Co. 144A sr. unsec.
notes 7.25%, 4/15/25	175,000	161,825
Celanese US Holdings, LLC company
guaranty sr. unsec. notes 6.33%,
7/15/29 (Germany)	365,000	354,649
Celanese US Holdings, LLC company
guaranty sr. unsec. notes 6.165%,
7/15/27 (Germany)	215,000	212,060
CF Industries, Inc. company guaranty
sr. unsec. bonds 4.95%, 6/1/43	455,000	389,264
Commercial Metals Co. sr. unsec.
notes 4.375%, 3/15/32	165,000	143,538

		Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.		amount	Value

Basic materials cont.
Commercial Metals Co. sr. unsec.
notes 4.125%, 1/15/30		$280,000	$247,760
Compass Minerals International, Inc.
144A company guaranty sr. unsec.
notes 6.75%, 12/1/27		285,000	273,600
Compass Minerals International, Inc.
144A company guaranty sr. unsec.
notes 4.875%, 7/15/24		170,000	163,413
Constellium NV 144A company
guaranty sr. unsec. notes 5.875%,
2/15/26 (France)		250,000	240,818
CP Atlas Buyer, Inc. 144A sr. unsec.
notes 7.00%, 12/1/28		145,000	107,686
First Quantum Minerals, Ltd. 144A
company guaranty sr. unsec. notes
7.50%, 4/1/25 (Canada)		200,000	194,668
First Quantum Minerals, Ltd. 144A
company guaranty sr. unsec. notes
6.875%, 3/1/26 (Canada)		490,000	464,041
Freeport-McMoRan, Inc. company
guaranty sr. unsec. bonds 4.625%,
8/1/30 (Indonesia)		165,000	153,680
Freeport-McMoRan, Inc. company
guaranty sr. unsec. unsub. notes
5.45%, 3/15/43 (Indonesia)		325,000	293,163
Graphic Packaging International, LLC
144A company guaranty sr. unsec.
notes 3.75%, 2/1/30		205,000	174,246
Herens Holdco SARL 144A company
guaranty sr. notes 4.75%, 5/15/28
(Luxembourg)		315,000	235,434
Ingevity Corp. 144A company
guaranty sr. unsec. notes
3.875%, 11/1/28		250,000	215,000
Intelligent Packaging Holdco Issuer
LP 144A sr. unsec. notes 9.00%,
1/15/26 (Canada) ‡‡		215,000	148,350
Intelligent Packaging, Ltd., Finco,
Inc./Intelligent Packaging, Ltd.
Co-Issuer, LLC 144A sr. notes 6.00%,
9/15/28 (Canada)		225,000	181,343
Kleopatra Holdings 2 SCA company
guaranty sr. unsec. notes Ser. REGS,
6.50%, 9/1/26 (Luxembourg)	EUR	240,000	140,241
Louisiana-Pacific Corp. 144A sr.
unsec. notes 3.625%, 3/15/29		$245,000	211,642
LSF11 A5 HoldCo, LLC 144A sr. unsec.
notes 6.625%, 10/15/29		390,000	322,183
Mauser Packaging Solutions Holding
Co. 144A sr. notes 8.50%, 4/15/24		170,000	166,593
Mauser Packaging Solutions Holding
Co. 144A sr. notes 5.50%, 4/15/24		35,000	34,032
Mercer International, Inc. sr. unsec.
notes 5.125%, 2/1/29 (Canada)		275,000	229,903
Novelis Corp. 144A company guaranty
sr. unsec. bonds 3.875%, 8/15/31		70,000	57,147
Novelis Corp. 144A company guaranty
sr. unsec. notes 4.75%, 1/30/30		215,000	190,611
Olympus Water US Holding Corp.
144A sr. notes 4.25%, 10/1/28		430,000	349,097
Olympus Water US Holding Corp.
144A sr. unsec. notes 6.25%, 10/1/29		380,000	288,498
PMHC II, Inc. 144A sr. unsec. notes
9.00%, 2/15/30		330,000	249,038

6	Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Basic materials cont.
SCIH Salt Holdings, Inc. 144A sr. notes
4.875%, 5/1/28	$465,000	$399,005
SCIH Salt Holdings, Inc. 144A sr.
unsec. notes 6.625%, 5/1/29	155,000	124,849
Sylvamo Corp. 144A company
guaranty sr. unsec. notes
7.00%, 9/1/29	455,000	432,250
TMS International Holding Corp. 144A
sr. unsec. notes 6.25%, 4/15/29	405,000	289,680
Trinseo Materials Operating SCA/
Trinseo Materials Finance, Inc. 144A
company guaranty sr. unsec. notes
5.125%, 4/1/29 (Luxembourg)	310,000	200,793
Tronox, Inc. 144A company guaranty
sr. unsec. notes 4.625%, 3/15/29	350,000	290,938
Univar Solutions USA, Inc. 144A
company guaranty sr. unsec. notes
5.125%, 12/1/27	380,000	360,373
WR Grace Holdings, LLC 144A
company guaranty sr. notes
5.625%, 10/1/24	200,000	197,000
WR Grace Holdings, LLC 144A
company guaranty sr. notes
4.875%, 6/15/27	280,000	248,116
WR Grace Holdings, LLC 144A sr.
unsec. notes 5.625%, 8/15/29	330,000	266,399
		11,367,110
Broadcasting (2.8%)
Beasley Mezzanine Holdings, LLC
144A company guaranty sr. notes
8.625%, 2/1/26	520,000	312,000
Diamond Sports Group, LLC/
Diamond Sports Finance Co.
144A company guaranty notes
5.375%, 8/15/26	345,000	40,538
Entercom Media Corp. 144A company
guaranty notes 6.75%, 3/31/29	330,000	57,159
Gray Escrow II, Inc. 144A sr. unsec.
bonds 5.375%, 11/15/31	700,000	504,455
iHeartCommunications, Inc.
company guaranty sr. unsec. notes
8.375%, 5/1/27	372,569	316,843
Scripps Escrow II, Inc. 144A sr. notes
3.875%, 1/15/29	260,000	208,650
Scripps Escrow II, Inc. 144A sr. unsec.
bonds 5.375%, 1/15/31	160,000	128,241
Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. bonds
3.875%, 9/1/31	540,000	421,291
Sirius XM Radio, Inc. 144A
company guaranty sr. unsec. notes
4.00%, 7/15/28	470,000	409,041
Spanish Broadcasting System, Inc.
144A sr. notes 9.75%, 3/1/26	225,000	129,375
Townsquare Media, Inc. 144A sr. notes
6.875%, 2/1/26	325,000	288,438
Univision Communications, Inc.
144A company guaranty sr. notes
6.625%, 6/1/27	340,000	328,035
Univision Communications, Inc. 144A
sr. notes 7.375%, 6/30/30	205,000	195,919
Urban One, Inc. 144A company
guaranty sr. notes 7.375%, 2/1/28	405,000	342,351
		3,682,336

		Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.		amount	Value

Building materials (1.9%)
American Builders & Contractors
Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		$375,000	$334,575
American Builders & Contractors
Supply Co., Inc. 144A sr. unsec. notes
3.875%, 11/15/29		295,000	241,148
BCPE Ulysses Intermediate, Inc. 144A
sr. unsec. notes 7.75%, 4/1/27 ‡‡		100,000	61,791
Camelot Return Merger Sub, Inc. 144A
sr. notes 8.75%, 8/1/28		205,000	188,114
JELD-WEN, Inc. 144A company
guaranty sr. unsec. notes
4.875%, 12/15/27		270,000	203,221
LBM Acquisition, LLC 144A
company guaranty sr. unsec. notes
6.25%, 1/15/29		250,000	159,088
Masonite International Corp. 144A
company guaranty sr. unsec. notes
5.375%, 2/1/28		125,000	115,576
Masonite International Corp. 144A
company guaranty sr. unsec. notes
3.50%, 2/15/30		325,000	262,901
MIWD Holdco II, LLC/MIWD Finance
Corp. 144A company guaranty sr.
unsec. notes 5.50%, 2/1/30		170,000	135,346
Standard Industries, Inc. 144A sr.
unsec. bonds 3.375%, 1/15/31		220,000	165,551
Standard Industries, Inc. 144A sr.
unsec. notes 5.00%, 2/15/27		265,000	244,524
Standard Industries, Inc. 144A sr.
unsec. notes 4.75%, 1/15/28		30,000	26,997
Standard Industries, Inc. 144A sr.
unsec. notes 4.375%, 7/15/30		220,000	179,283
White Cap Buyer, LLC 144A sr. unsec.
notes 6.875%, 10/15/28		190,000	164,352
			2,482,467
Capital goods (8.7%)
Adient Global Holdings, Ltd. company
guaranty sr. unsec. unsub. notes
Ser. REGS, 3.50%, 8/15/24	EUR	220,000	224,993
Allison Transmission, Inc. 144A
company guaranty sr. unsec. bonds
3.75%, 1/30/31		$515,000	423,588
Allison Transmission, Inc. 144A
company guaranty sr. unsec. notes
4.75%, 10/1/27		61,000	56,568
Amsted Industries, Inc. 144A
company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27		100,000	94,866
Amsted Industries, Inc. 144A sr. unsec.
bonds 4.625%, 5/15/30		225,000	191,813
Ardagh Metal Packaging Finance
USA, LLC/Ardagh Metal Packaging
Finance PLC 144A sr. unsec. notes
4.00%, 9/1/29		200,000	158,505
Bombardier, Inc. 144A sr. unsec. notes
7.875%, 4/15/27 (Canada)		325,000	315,242
Bombardier, Inc. 144A sr. unsec. notes
7.125%, 6/15/26 (Canada)		200,000	194,043
Chart Industries, Inc. 144A company
guaranty sr. notes 7.50%, 1/1/30		335,000	336,772
Chart Industries, Inc. 144A
company guaranty sr. unsec. notes
9.50%, 1/1/31		45,000	46,152

Putnam VT High Yield Fund	7

		Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.		amount	Value

Capital goods cont.
Clarios Global LP 144A company
guaranty sr. notes 6.75%, 5/15/25		$477,000	$478,103
Covanta Holding Corp. 144A
company guaranty sr. unsec. notes
4.875%, 12/1/29		405,000	331,804
Crown Cork & Seal Co., Inc.
company guaranty sr. unsec. bonds
7.375%, 12/15/26		155,000	159,574
GFL Environmental, Inc. 144A
company guaranty sr. notes 3.50%,
9/1/28 (Canada)		250,000	219,791
GFL Environmental, Inc. 144A
company guaranty sr. unsec. notes
4.75%, 6/15/29 (Canada)		240,000	210,060
GFL Environmental, Inc. 144A
company guaranty sr. unsec. notes
4.00%, 8/1/28 (Canada)		70,000	59,850
GFL Environmental, Inc. 144A sr. notes
5.125%, 12/15/26 (Canada)		305,000	291,674
Granite US Holdings Corp. 144A
company guaranty sr. unsec. notes
11.00%, 10/1/27		385,000	405,694
Great Lakes Dredge & Dock Corp. 144A
company guaranty sr. unsec. notes
5.25%, 6/1/29		495,000	384,813
Howmet Aerospace, Inc. sr. unsec.
unsub. notes 3.00%, 1/15/29		455,000	386,750
Madison IAQ, LLC 144A sr. notes
4.125%, 6/30/28		90,000	75,261
Madison IAQ, LLC 144A sr. unsec.
notes 5.875%, 6/30/29		405,000	277,587
MajorDrive Holdings IV, LLC 144A sr.
unsec. notes 6.375%, 6/1/29		555,000	414,136
OT Merger Corp. 144A sr. unsec. notes
7.875%, 10/15/29		420,000	222,600
Roller Bearing Co. of America, Inc.
144A sr. notes 4.375%, 10/15/29		270,000	233,469
Sensata Technologies BV 144A
company guaranty sr. unsec. notes
4.00%, 4/15/29		575,000	495,938
Sensata Technologies BV 144A
company guaranty sr. unsec. unsub.
notes 5.875%, 9/1/30		290,000	274,840
Staples, Inc. 144A sr. notes
7.50%, 4/15/26		900,000	774,612
Stevens Holding Co., Inc. 144A
company guaranty sr. unsec. notes
6.125%, 10/1/26		345,000	345,863
Terex Corp. 144A company guaranty
sr. unsec. notes 5.00%, 5/15/29		165,000	148,294
TransDigm, Inc. company guaranty sr.
unsec. sub. notes 6.375%, 6/15/26		260,000	252,968
TransDigm, Inc. company guaranty sr.
unsec. sub. notes 5.50%, 11/15/27		275,000	258,239
TransDigm, Inc. company guaranty sr.
unsec. sub. notes 4.875%, 5/1/29		470,000	409,958
TransDigm, Inc. company guaranty sr.
unsec. sub. notes 4.625%, 1/15/29		245,000	215,421
TransDigm, Inc. 144A company
guaranty sr. notes 6.25%, 3/15/26		405,000	399,407
Vertical Midco GMBH company
guaranty sr. notes Ser. REGS, 4.375%,
7/15/27 (Germany)	EUR	310,000	293,522

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Capital goods cont.
Vertiv Group Corp. 144A company
guaranty sr. notes 4.125%, 11/15/28	$675,000	$573,750
Waste Pro USA, Inc. 144A sr. unsec.
notes 5.50%, 2/15/26	345,000	304,670
WESCO Distribution, Inc. 144A
company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	500,000	506,487
		11,447,677
Commercial and consumer services (2.8%)
ADT Security Corp. 144A sr. notes
4.125%, 8/1/29	305,000	259,389
Allied Universal Holdco LLC/Allied
Universal Finance Corp. 144A sr.
unsec. notes 6.00%, 6/1/29	340,000	246,758
Block, Inc. sr. unsec. notes
3.50%, 6/1/31	580,000	462,797
Carriage Services, Inc. 144A
company guaranty sr. unsec. notes
4.25%, 5/15/29	235,000	186,613
Garda World Security Corp. 144A sr.
unsec. notes 6.00%, 6/1/29 (Canada)	105,000	85,318
Gartner, Inc. 144A company guaranty
sr. unsec. bonds 3.75%, 10/1/30	355,000	305,998
Gartner, Inc. 144A company guaranty
sr. unsec. notes 3.625%, 6/15/29	90,000	79,085
GW B-CR Security Corp. 144A sr.
unsec. notes 9.50%, 11/1/27 (Canada)	273,000	262,931
Neptune Bidco US, Inc. 144A sr. notes
9.29%, 4/15/29	515,000	485,388
Prime Security Services Borrower,
LLC/Prime Finance, Inc. 144A
company guaranty sr. notes
3.375%, 8/31/27	165,000	142,425
Prime Security Services Borrower,
LLC/Prime Finance, Inc. 144A notes
6.25%, 1/15/28	310,000	282,150
Sabre GLBL, Inc. 144A company
guaranty sr. notes 9.25%, 4/15/25	330,000	328,722
Sabre GLBL, Inc. 144A company
guaranty sr. notes 7.375%, 9/1/25	150,000	144,156
Shift4 Payments, LLC/Shift4
Payments Finance Sub, Inc. 144A
company guaranty sr. unsec. notes
4.625%, 11/1/26	475,000	448,775
		3,720,505
Communication services (5.8%)
Altice Financing SA 144A company
guaranty sr. notes 5.00%, 1/15/28
(Luxembourg)	205,000	165,025
Altice France Holding SA 144A
company guaranty sr. sub. notes
10.50%, 5/15/27 (France)	345,000	263,063
Altice France Holding SA 144A
company guaranty sr. unsec. notes
6.00%, 2/15/28 (France)	310,000	182,990
Altice France SA 144A company
guaranty sr. notes 5.50%,
10/15/29 (France)	230,000	175,382
Altice France SA 144A company
guaranty sr. notes 5.50%,
1/15/28 (France)	400,000	313,248
Altice France SA 144A company
guaranty sr. notes 5.125%,
7/15/29 (France)	280,000	209,928

8	Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings
Capital Corp. sr. unsec. bonds
4.50%, 5/1/32	$340,000	$270,640
CCO Holdings, LLC/CCO Holdings
Capital Corp. 144A sr. unsec. bonds
5.375%, 6/1/29	615,000	556,126
CCO Holdings, LLC/CCO Holdings
Capital Corp. 144A sr. unsec. bonds
4.75%, 3/1/30	390,000	336,342
CCO Holdings, LLC/CCO Holdings
Capital Corp. 144A sr. unsec. notes
4.25%, 2/1/31	330,000	264,698
CSC Holdings, LLC 144A company
guaranty sr. unsec. notes
5.375%, 2/1/28	300,000	241,875
DIRECTV Holdings, LLC/DIRECTV
Financing Co., Inc. 144A sr. notes
5.875%, 8/15/27	360,000	322,078
DISH DBS Corp. company guaranty sr.
unsec. notes 7.75%, 7/1/26	160,000	129,022
DISH DBS Corp. company guaranty sr.
unsec. unsub. notes 5.125%, 6/1/29	345,000	222,563
DISH DBS Corp. 144A company
guaranty sr. notes 5.75%, 12/1/28	300,000	239,438
DISH DBS Corp. 144A company
guaranty sr. notes 5.25%, 12/1/26	165,000	138,985
Embarq Corp. sr. unsec. unsub. bonds
7.995%, 6/1/36	530,000	246,450
Frontier Communications Corp.
144A company guaranty sr. notes
5.875%, 10/15/27	155,000	143,928
Frontier Communications Corp. 144A
notes 6.75%, 5/1/29	745,000	616,309
Frontier Communications Holdings,
LLC 144A company guaranty sr. notes
8.75%, 5/15/30	140,000	142,345
Level 3 Financing, Inc. 144A
company guaranty sr. unsec. notes
4.25%, 7/1/28	195,000	153,602
Lumen Technologies, Inc. 144A sr.
unsec. unsub. notes 4.50%, 1/15/29	285,000	196,710
Sprint Capital Corp. company
guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	800,000	830,352
Sprint Corp. company guaranty sr.
unsec. notes 7.625%, 3/1/26	330,000	347,261
T-Mobile USA, Inc. company guaranty
sr. unsec. bonds 2.875%, 2/15/31	230,000	190,055
Virgin Media Finance PLC 144A
sr. unsec. bonds 5.00%, 7/15/30
(United Kingdom)	200,000	160,412
VZ Secured Financing BV 144A sr.
notes 5.00%, 1/15/32 (Netherlands)	240,000	192,300
Ziggo Bond Co. BV 144A sr. unsec.
notes 6.00%, 1/15/27 (Netherlands)	420,000	390,776
		7,641,903
Consumer (0.6%)
Scotts Miracle-Gro Co. (The)
company guaranty sr. unsec. notes
4.50%, 10/15/29	615,000	498,150
Scotts Miracle-Gro Co. (The) company
guaranty sr. unsec. unsub. bonds
4.375%, 2/1/32	175,000	131,897

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Consumer cont.
Spectrum Brands, Inc. 144A
company guaranty sr. unsec. bonds
5.00%, 10/1/29	$240,000	$207,702
		837,749
Consumer staples (5.3%)
1011778 BC ULC/New Red
Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada)	215,000	174,109
1011778 BC ULC/New Red Finance,
Inc. 144A company guaranty notes
4.375%, 1/15/28 (Canada)	365,000	326,823
1011778 BC ULC/New Red Finance,
Inc. 144A company guaranty sr. notes
3.875%, 1/15/28 (Canada)	365,000	326,675
Albertsons Cos., Inc./Safeway, Inc./
New Albertsons LP/Albertsons, LLC
144A company guaranty sr. unsec.
notes 4.875%, 2/15/30	90,000	80,321
Albertsons Cos., Inc./Safeway, Inc./
New Albertsons LP/Albertsons, LLC
144A company guaranty sr. unsec.
notes 4.625%, 1/15/27	215,000	199,707
Albertsons Cos., LLC/Safeway, Inc./
New Albertsons LP/Albertsons, LLC
144A company guaranty sr. unsec.
notes 7.50%, 3/15/26	365,000	372,716
Aramark Services, Inc. 144A
company guaranty sr. unsec. notes
5.00%, 2/1/28	295,000	275,216
CDW, LLC/CDW Finance Corp.
company guaranty sr. unsec. notes
3.25%, 2/15/29	330,000	281,058
Fertitta Entertainment, LLC/Fertitta
Entertainment Finance Co., Inc.
144A company guaranty sr. notes
4.625%, 1/15/29	150,000	126,935
Fertitta Entertainment, LLC/Fertitta
Entertainment Finance Co., Inc. 144A
company guaranty sr. unsec. notes
6.75%, 1/15/30	150,000	120,990
Herc Holdings, Inc. 144A company
guaranty sr. unsec. notes
5.50%, 7/15/27	500,000	466,375
IRB Holding Corp. 144A company
guaranty sr. notes 7.00%, 6/15/25	325,000	324,188
KFC Holding Co./Pizza Hut Holdings,
LLC/Taco Bell of America, LLC 144A
company guaranty sr. unsec. notes
4.75%, 6/1/27	265,000	254,400
Lamb Weston Holdings, Inc. 144A
company guaranty sr. unsec. notes
4.875%, 5/15/28	270,000	255,825
Lamb Weston Holdings, Inc. 144A
company guaranty sr. unsec. notes
4.125%, 1/31/30	395,000	348,864
Match Group Holdings II, LLC 144A sr.
unsec. bonds 5.00%, 12/15/27	164,000	150,880
Match Group Holdings II, LLC 144A sr.
unsec. bonds 3.625%, 10/1/31	145,000	111,195
Match Group Holdings II, LLC 144A sr.
unsec. notes 4.125%, 8/1/30	70,000	57,146
Match Group Holdings II, LLC 144A sr.
unsec. unsub. notes 4.625%, 6/1/28	500,000	445,730

Putnam VT High Yield Fund	9

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Consumer staples cont.
Millennium Escrow Corp. 144A sr.
notes 6.625%, 8/1/26	$235,000	$150,412
Netflix, Inc. sr. unsec. notes
4.875%, 4/15/28	120,000	115,870
Netflix, Inc. sr. unsec. unsub. notes
5.875%, 11/15/28	445,000	451,021
Newell Brands, Inc. sr. unsec. notes
4.875%, 6/1/25	175,000	170,188
Newell Brands, Inc. sr. unsec. unsub.
notes 4.45%, 4/1/26	295,000	277,535
PECF USS Intermediate Holding
III Corp. 144A sr. unsec. notes
8.00%, 11/15/29	520,000	337,839
TripAdvisor, Inc. 144A company
guaranty sr. unsec. notes
7.00%, 7/15/25	300,000	296,410
Yum! Brands, Inc. sr. unsec. bonds
5.375%, 4/1/32	155,000	143,569
Yum! Brands, Inc. sr. unsec. sub.
bonds 3.625%, 3/15/31	160,000	134,160
Yum! Brands, Inc. 144A sr. unsec.
bonds 4.75%, 1/15/30	240,000	220,200
		6,996,357
Energy (oil field) (0.5%)
Nabors Industries, Inc. company
guaranty sr. unsec. notes
5.75%, 2/1/25	195,000	185,954
Nabors Industries, Inc. 144A
company guaranty sr. unsec. notes
9.00%, 2/1/25	102,000	103,274
USA Compression Partners LP/
USA Compression Finance Corp.
company guaranty sr. unsec. notes
6.875%, 4/1/26	230,000	220,637
USA Compression Partners LP/USA
Compression Finance Corp. company
guaranty sr. unsec. unsub. notes
6.875%, 9/1/27	150,000	140,250
		650,115
Entertainment (1.2%)
AMC Entertainment Holdings, Inc.
144A company guaranty sr. notes
7.50%, 2/15/29	145,000	77,924
CDI Escrow Issuer, Inc. 144A sr. unsec.
notes 5.75%, 4/1/30	380,000	340,100
Cinemark USA, Inc. 144A company
guaranty sr. unsec. notes
5.875%, 3/15/26	275,000	229,063
Cinemark USA, Inc. 144A company
guaranty sr. unsec. notes
5.25%, 7/15/28	370,000	274,758
Live Nation Entertainment, Inc. 144A
company guaranty sr. unsec. sub.
notes 5.625%, 3/15/26	205,000	193,866
Live Nation Entertainment, Inc. 144A
sr. notes 6.50%, 5/15/27	160,000	156,568
NCL Corp., Ltd. 144A company
guaranty sr. notes 5.875%, 2/15/27	135,000	116,438
NCL Corp., Ltd. 144A sr. unsec. unsub.
notes 7.75%, 2/15/29	100,000	76,000

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Entertainment cont.
Royal Caribbean Cruises, Ltd. 144A
company guaranty sr. unsec. unsub.
notes 9.25%, 1/15/29	$70,000	$71,932
Royal Caribbean Cruises, Ltd. 144A sr.
unsec. notes 5.50%, 8/31/26	120,000	100,950
		1,637,599
Financials (7.1%)
AG Issuer, LLC 144A sr. notes
6.25%, 3/1/28	275,000	252,713
Alliant Holdings Intermediate, LLC/
Alliant Holdings Co-Issuer 144A sr.
unsec. notes 6.75%, 10/15/27	390,000	350,555
Ally Financial, Inc. company guaranty
sr. unsec. notes 8.00%, 11/1/31	730,000	753,613
Aretec Escrow Issuer, Inc. 144A sr.
unsec. notes 7.50%, 4/1/29	305,000	251,696
Bank of America Corp. jr.
unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	140,000	135,100
Bank of America Corp. jr. unsec. sub.
FRN Ser. Z, 6.50%, perpetual maturity	130,000	128,223
CNO Financial Group, Inc. sr. unsec.
notes 5.25%, 5/30/29	210,000	200,068
Cobra AcquisitionCo, LLC 144A
company guaranty sr. unsec. notes
6.375%, 11/1/29	360,000	212,400
Dresdner Funding Trust I 144A jr.
unsec. sub. notes 8.151%, 6/30/31	150,000	154,500
Freedom Mortgage Corp. 144A sr.
unsec. notes 8.25%, 4/15/25	231,000	207,779
Freedom Mortgage Corp. 144A sr.
unsec. notes 8.125%, 11/15/24	270,000	248,400
Freedom Mortgage Corp. 144A sr.
unsec. notes 6.625%, 1/15/27	175,000	136,194
goeasy, Ltd. 144A company
guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	100,000	95,930
goeasy, Ltd. 144A company
guaranty sr. unsec. notes 4.375%,
5/1/26 (Canada)	195,000	172,575
HUB International, Ltd. 144A sr. unsec.
notes 7.00%, 5/1/26	335,000	327,962
HUB International, Ltd. 144A sr. unsec.
notes 5.625%, 12/1/29	100,000	87,338
Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
company guaranty sr. unsec. notes
6.25%, 5/15/26	365,000	350,727
Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
company guaranty sr. unsec. notes
5.25%, 5/15/27	325,000	297,570
Icahn Enterprises LP/Icahn
Enterprises Finance Corp. company
guaranty sr. unsec. sub. notes
4.375%, 2/1/29	165,000	139,532
iStar, Inc. sr. unsec. notes
5.50%, 2/15/26 R	260,000	259,332
iStar, Inc. sr. unsec. notes
4.75%, 10/1/24 R	195,000	193,535
iStar, Inc. sr. unsec. notes
4.25%, 8/1/25 R	335,000	328,275

10	Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Financials cont.
Ladder Capital Finance Holdings,
LLLP/Ladder Capital Finance Corp.
144A company guaranty sr. unsec.
notes 4.75%, 6/15/29 R	$435,000	$351,202
Ladder Capital Finance Holdings,
LLLP/Ladder Capital Finance Corp.
144A company guaranty sr. unsec.
unsub. notes 5.25%, 10/1/25 R	90,000	84,559
Ladder Capital Finance Holdings,
LLLP/Ladder Capital Finance Corp.
144A sr. unsec. notes 4.25%, 2/1/27 R	305,000	256,209
Lloyds Banking Group PLC jr. unsec.
sub. FRB 7.50%, perpetual maturity
(United Kingdom)	328,000	317,898
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec.
notes 5.75%, 11/15/31	355,000	276,013
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec.
notes 5.50%, 8/15/28	390,000	318,010
OneMain Finance Corp. company
guaranty sr. unsec. sub. notes
7.125%, 3/15/26	160,000	152,141
OneMain Finance Corp. company
guaranty sr. unsec. sub. notes
6.625%, 1/15/28	470,000	432,790
OneMain Finance Corp. company
guaranty sr. unsec. unsub. notes
5.375%, 11/15/29	185,000	151,312
PennyMac Financial Services, Inc.
144A company guaranty sr. unsec.
notes 5.75%, 9/15/31	160,000	126,882
PennyMac Financial Services, Inc.
144A company guaranty sr. unsec.
notes 5.375%, 10/15/25	305,000	274,873
PHH Mortgage Corp. 144A company
guaranty sr. notes 7.875%, 3/15/26	520,000	461,934
Service Properties Trust company
guaranty sr. unsec. unsub. notes
7.50%, 9/15/25 R	120,000	114,351
Societe Generale SA 144A jr.
unsec. sub. FRN 4.75%, perpetual
maturity (France)	255,000	216,137
Societe Generale SA 144A jr. unsec.
sub. notes 5.375%, perpetual
maturity (France)	260,000	210,636
USI, Inc./NY 144A sr. unsec. notes
6.875%, 5/1/25	300,000	289,003
		9,317,967
Gaming and lottery (3.1%)
Boyd Gaming Corp. company
guaranty sr. unsec. notes
4.75%, 12/1/27	155,000	144,364
Boyd Gaming Corp. 144A sr. unsec.
bonds 4.75%, 6/15/31	555,000	482,850
Caesars Entertainment, Inc. 144A sr.
unsec. notes 4.625%, 10/15/29	125,000	101,726
Caesars Resort Collection, LLC/CRC
Finco, Inc. 144A company guaranty sr.
notes 5.75%, 7/1/25	760,000	743,969
Everi Holdings, Inc. 144A company
guaranty sr. unsec. notes
5.00%, 7/15/29	235,000	201,857

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Gaming and lottery cont.
Penn Entertainment, Inc. 144A sr.
unsec. notes 5.625%, 1/15/27	$465,000	$421,634
Raptor Acquisition Corp./Raptor
Co-Issuer, LLC 144A sr. notes
4.875%, 11/1/26	105,000	93,282
Scientific Games Holdings LP/
Scientific Games US FinCo., Inc. 144A
sr. unsec. notes 6.625%, 3/1/30	205,000	173,164
Scientific Games International, Inc.
144A company guaranty sr. unsec.
notes 7.25%, 11/15/29	500,000	480,000
Scientific Games International, Inc.
144A sr. unsec. notes 7.00%, 5/15/28	145,000	138,317
Station Casinos, LLC 144A sr. unsec.
bonds 4.625%, 12/1/31	110,000	88,239
Station Casinos, LLC 144A sr. unsec.
notes 4.50%, 2/15/28	305,000	265,161
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 144A company guaranty
sr. unsec. sub. notes 5.25%, 5/15/27	370,000	333,914
Wynn Resorts Finance, LLC/Wynn
Resorts Capital Corp. 144A sr. unsec.
bonds 5.125%, 10/1/29	310,000	265,710
Wynn Resorts Finance, LLC/Wynn
Resorts Capital Corp. 144A sr. unsec.
notes 7.75%, 4/15/25	90,000	89,501
		4,023,688
Health care (7.1%)
1375209 BC, Ltd. 144A sr. notes 9.00%,
1/30/28 (Canada)	33,000	32,134
Air Methods Corp. 144A sr. unsec.
notes 8.00%, 5/15/25	435,000	21,750
Bausch Health Cos., Inc. 144A
company guaranty sr. notes
6.125%, 2/1/27	225,000	155,167
Bausch Health Cos., Inc. 144A
company guaranty sr. sub. notes
11.00%, 9/30/28	59,000	46,011
Bausch Health Cos., Inc. 144A
company guaranty sub. notes
14.00%, 10/15/30	11,000	6,530
Bausch Health Cos., Inc. 144A sr. notes
4.875%, 6/1/28	280,000	178,092
Centene Corp. sr. unsec. bonds
3.00%, 10/15/30	245,000	200,839
Centene Corp. sr. unsec. notes
4.625%, 12/15/29	285,000	260,443
Charles River Laboratories
International, Inc. 144A company
guaranty sr. unsec. notes
4.00%, 3/15/31	160,000	138,800
Charles River Laboratories
International, Inc. 144A company
guaranty sr. unsec. notes
3.75%, 3/15/29	145,000	127,600
CHS/Community Health Systems,
Inc. 144A company guaranty sr. notes
8.00%, 3/15/26	245,000	223,052
CHS/Community Health Systems,
Inc. 144A company guaranty sr. notes
6.00%, 1/15/29	35,000	29,277
CHS/Community Health Systems,
Inc. 144A company guaranty sr. notes
5.625%, 3/15/27	305,000	261,525

Putnam VT High Yield Fund	11

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Health care cont.
CHS/Community Health Systems, Inc.
144A company guaranty sr. unsec.
sub. notes 6.875%, 4/1/28	$240,000	$115,200
CHS/Community Health Systems, Inc.
144A jr. notes 6.875%, 4/15/29	200,000	102,793
CHS/Community Health Systems, Inc.
144A sr. notes 5.25%, 5/15/30	155,000	116,876
Elanco Animal Health, Inc. sr. unsec.
notes Ser. WI, 6.40%, 8/28/28	440,000	418,664
HCA, Inc. company guaranty sr.
unsec. notes 3.50%, 9/1/30	150,000	129,371
Jazz Securities DAC 144A company
guaranty sr. unsub. notes 4.375%,
1/15/29 (Ireland)	600,000	534,690
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A
company guaranty unsub. notes
10.00%, 4/15/25 (Luxembourg)	426,000	283,290
Minerva Merger Sub, Inc. 144A sr.
unsec. notes 6.50%, 2/15/30	440,000	324,250
Mozart Debt Merger Sub, Inc. 144A sr.
notes 3.875%, 4/1/29	630,000	507,755
Mozart Debt Merger Sub, Inc. 144A sr.
unsec. notes 5.25%, 10/1/29	325,000	258,138
Option Care Health, Inc. 144A
company guaranty sr. unsec. notes
4.375%, 10/31/29	105,000	91,845
Organon Finance 1, LLC 144A sr. notes
4.125%, 4/30/28	350,000	309,890
Owens & Minor, Inc. 144A company
guaranty sr. unsec. notes
6.625%, 4/1/30	250,000	214,850
Owens & Minor, Inc. 144A sr. unsec.
notes 4.50%, 3/31/29	390,000	310,947
Service Corp. International sr. unsec.
bonds 5.125%, 6/1/29	535,000	501,576
Service Corp. International sr. unsec.
notes 3.375%, 8/15/30	125,000	101,613
Service Corp. International sr. unsec.
sub. notes 4.00%, 5/15/31	175,000	147,390
Tenet Healthcare Corp. 144A
company guaranty sr. notes
5.125%, 11/1/27	735,000	683,726
Tenet Healthcare Corp. 144A
company guaranty sr. notes
4.875%, 1/1/26	460,000	434,996
Tenet Healthcare Corp. 144A
company guaranty sr. notes
4.25%, 6/1/29	230,000	199,249
Tenet Healthcare Corp. 144A
company guaranty sr. unsub. notes
6.125%, 6/15/30	370,000	352,536
Teva Pharmaceutical Finance
Netherlands III BV company guaranty
sr. unsec. notes 6.75%, 3/1/28 (Israel)	935,000	911,625
Teva Pharmaceutical Finance
Netherlands III BV company guaranty
sr. unsec. unsub. notes 5.125%,
5/9/29 (Israel)	755,000	672,363
		9,404,853

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Homebuilding (0.5%)
PulteGroup, Inc. company
guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	$390,000	$433,408
Realogy Group, LLC/Realogy
Co-Issuer Corp. 144A company
guaranty sr. unsec. notes
5.75%, 1/15/29	275,000	208,007
		641,415
Lodging/Tourism (1.7%)
Carnival Corp. 144A notes
10.50%, 2/1/26	290,000	291,380
Carnival Corp. 144A sr. unsec. notes
5.75%, 3/1/27	330,000	235,633
Full House Resorts, Inc. 144A
company guaranty sr. notes
8.25%, 2/15/28	435,000	385,110
Hilton Domestic Operating Co., Inc.
company guaranty sr. unsec. bonds
4.875%, 1/15/30	515,000	466,698
Hilton Domestic Operating Co., Inc.
144A company guaranty sr. unsec.
notes 3.625%, 2/15/32	160,000	128,128
Hilton Worldwide Finance, LLC/
Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes
4.875%, 4/1/27	365,000	347,417
SugarHouse HSP Gaming Prop. Mezz
LP/SugarHouse HSP Gaming Finance
Corp. 144A company guaranty sr.
unsub. notes 5.875%, 5/15/25	370,000	345,387
		2,199,753
Oil and gas (12.4%)
Antero Midstream Partners LP/
Antero Midstream Finance Corp. 144A
company guaranty sr. unsec. notes
7.875%, 5/15/26	190,000	192,331
Antero Resources Corp. 144A
company guaranty sr. unsec. notes
7.625%, 2/1/29	96,000	96,529
Apache Corp. sr. unsec. unsub. notes
5.10%, 9/1/40	165,000	136,738
Apache Corp. sr. unsec. unsub. notes
4.375%, 10/15/28	535,000	481,533
Callon Petroleum Co. 144A
company guaranty sr. unsec. notes
8.00%, 8/1/28	255,000	243,087
Callon Petroleum Co. 144A
company guaranty sr. unsec. notes
7.50%, 6/15/30	625,000	571,875
Centennial Resource Production, LLC
144A company guaranty sr. unsec.
notes 6.875%, 4/1/27	585,000	551,209
Cheniere Energy Partners
LP company guaranty sr. unsec.
unsub. notes 4.00%, 3/1/31	260,000	221,354
Cheniere Energy Partners
LP company guaranty sr. unsec.
unsub. notes 3.25%, 1/31/32	35,000	27,815
Chord Energy Corp. 144A company
guaranty sr. unsec. notes
6.375%, 6/1/26	175,000	170,438
Comstock Resources, Inc. 144A
company guaranty sr. unsec. notes
5.875%, 1/15/30	355,000	305,194

12	Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Oil and gas cont.
Comstock Resources, Inc. 144A sr.
unsec. notes 6.75%, 3/1/29	$300,000	$270,750
Continental Resources, Inc. 144A
company guaranty sr. unsec. bonds
5.75%, 1/15/31	485,000	451,467
DCP Midstream Operating LP 144A
company guaranty sr. unsec. unsub.
bonds 6.75%, 9/15/37	485,000	488,874
Devon Energy Corp. sr. unsec. unsub.
bonds 7.95%, 4/15/32	400,000	453,967
Devon Energy Corp. sr. unsec. unsub.
bonds 7.875%, 9/30/31	155,000	174,907
Encino Acquisition Partners Holdings,
LLC 144A company guaranty sr.
unsec. notes 8.50%, 5/1/28	450,000	411,296
Endeavor Energy Resources LP/EER
Finance, Inc. 144A sr. unsec. bonds
5.75%, 1/30/28	940,000	900,069
EnLink Midstream, LLC 144A
company guaranty sr. unsec. notes
5.625%, 1/15/28	445,000	423,862
EQT Corp. sr. unsec. notes
7.00%, 2/1/30	185,000	191,867
EQT Corp. sr. unsec. notes
5.00%, 1/15/29	35,000	32,857
Hess Midstream Operations LP 144A
company guaranty sr. unsec. notes
5.50%, 10/15/30	155,000	141,803
Hess Midstream Operations LP 144A
company guaranty sr. unsec. notes
5.125%, 6/15/28	345,000	319,020
Hess Midstream Operations LP 144A
company guaranty sr. unsec. notes
4.25%, 2/15/30	135,000	115,414
Hess Midstream Operations LP 144A
company guaranty sr. unsec. sub.
notes 5.625%, 2/15/26	340,000	331,189
Holly Energy Partners LP/Holly
Energy Finance Corp. 144A
company guaranty sr. unsec. notes
5.00%, 2/1/28	470,000	427,938
Kinetik Holdings LP 144A company
guaranty sr. unsec. notes
5.875%, 6/15/30	290,000	271,957
Nabors Industries, Ltd. 144A
company guaranty sr. unsec. notes
7.25%, 1/15/26	150,000	141,360
Occidental Petroleum Corp. sr. unsec.
bonds 6.625%, 9/1/30	235,000	242,844
Occidental Petroleum Corp. sr. unsec.
bonds 6.125%, 1/1/31	85,000	85,781
Occidental Petroleum Corp. sr. unsec.
sub. bonds 6.20%, 3/15/40	890,000	870,950
Occidental Petroleum Corp. sr. unsec.
sub. notes 6.45%, 9/15/36	915,000	933,300
Occidental Petroleum Corp. sr. unsec.
sub. notes 5.875%, 9/1/25	95,000	94,656
Ovintiv, Inc. company guaranty sr.
unsec. bonds 6.50%, 8/15/34	70,000	70,437
Ovintiv, Inc. company guaranty sr.
unsec. unsub. bonds 7.375%, 11/1/31	260,000	276,741
Ovintiv, Inc. company guaranty sr.
unsec. unsub. bonds 6.625%, 8/15/37	70,000	70,402

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Oil and gas cont.
Ovintiv, Inc. company guaranty sr.
unsec. unsub. notes 8.125%, 9/15/30	$125,000	$137,170
Patterson-UTI Energy, Inc. sr. unsec.
sub. notes 5.15%, 11/15/29	290,000	259,918
Permian Resources Operating LLC
144A company guaranty sr. unsec.
notes 5.375%, 1/15/26	415,000	377,768
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.125%,
1/15/26 (Canada)	565,000	546,638
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 6.875%,
1/15/29 (Canada)	80,000	74,481
Rockcliff Energy II, LLC 144A sr. unsec.
notes 5.50%, 10/15/29	580,000	530,671
SM Energy Co. sr. unsec. notes
6.625%, 1/15/27	145,000	139,667
SM Energy Co. sr. unsec. unsub. notes
6.75%, 9/15/26	135,000	131,065
SM Energy Co. sr. unsec. unsub. notes
6.50%, 7/15/28	70,000	67,114
SM Energy Co. sr. unsec. unsub. notes
5.625%, 6/1/25	285,000	273,597
Southwestern Energy Co.
company guaranty sr. unsec. notes
5.375%, 3/15/30	350,000	319,207
Southwestern Energy Co.
company guaranty sr. unsec. notes
5.375%, 2/1/29	740,000	686,024
Tallgrass Energy Partners LP/
Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes
6.00%, 12/31/30	240,000	207,900
Tallgrass Energy Partners LP/
Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes
5.50%, 1/15/28	370,000	327,913
Transocean Pontus, Ltd. 144A
company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	120,400	117,992
Transocean Poseidon, Ltd. 144A
company guaranty sr. notes
6.875%, 2/1/27	205,625	200,098
Transocean, Inc. 144A company
guaranty sr. unsec. notes
11.50%, 1/30/27	235,000	235,588
Venture Global Calcasieu Pass, LLC
144A company guaranty sr. bonds
3.875%, 11/1/33	495,000	404,366
Venture Global Calcasieu Pass, LLC
144A company guaranty sr. notes
3.875%, 8/15/29	130,000	113,750
Viper Energy Partners LP 144A
company guaranty sr. unsec. notes
5.375%, 11/1/27	50,000	47,476
		16,390,214
Publishing (1.1%)
Cengage Learning, Inc. 144A sr. unsec.
unsub. notes 9.50%, 6/15/24	310,000	295,663
McGraw-Hill Education, Inc. 144A sr.
notes 5.75%, 8/1/28	435,000	365,561
McGraw-Hill Education, Inc. 144A sr.
unsec. notes 8.00%, 8/1/29	445,000	368,001

Putnam VT High Yield Fund	13

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Publishing cont.
News Corp. 144A company
guaranty sr. unsec. unsub. bonds
5.125%, 2/15/32	$40,000	$36,400
News Corp. 144A sr. unsec. notes
3.875%, 5/15/29	460,000	398,999
		1,464,624
Retail (1.2%)
Asbury Automotive Group, Inc. 144A
company guaranty sr. unsec. bonds
5.00%, 2/15/32	35,000	28,795
Asbury Automotive Group, Inc. 144A
company guaranty sr. unsec. notes
4.625%, 11/15/29	65,000	54,772
Bath & Body Works, Inc. company
guaranty sr. unsec. bonds 6.75%,
perpetual maturity	210,000	184,569
Bath & Body Works, Inc. company
guaranty sr. unsec. notes 7.50%,
perpetual maturity	275,000	271,480
Bath & Body Works, Inc. 144A
company guaranty sr. unsec. notes
9.375%, 7/1/25	41,000	43,673
Bath & Body Works, Inc. 144A
company guaranty sr. unsec. unsub.
bonds 6.625%, 10/1/30	275,000	258,061
Macy’s Retail Holdings, LLC 144A
company guaranty sr. unsec. unsub.
bonds 6.125%, 3/15/32	150,000	126,080
Macy’s Retail Holdings, LLC 144A
company guaranty sr. unsec. unsub.
notes 5.875%, 3/15/30	40,000	34,709
PetSmart Inc/PetSmart Finance Corp.
144A company guaranty sr. unsec.
notes 7.75%, 2/15/29	265,000	248,886
Victoria’s Secret & Co. 144A sr. unsec.
notes 4.625%, 7/15/29	425,000	333,625
		1,584,650
Technology (4.9%)
Arches Buyer, Inc. 144A sr. notes
4.25%, 6/1/28	970,000	758,638
Arches Buyer, Inc. 144A sr. unsec.
notes 6.125%, 12/1/28	165,000	132,413
Boxer Parent Co., Inc. 144A company
guaranty sr. notes 7.125%, 10/2/25	185,000	179,915
Central Parent, Inc./CDK Global, Inc.
144A company guaranty sr. notes
7.25%, 6/15/29	200,000	195,624
Clarivate Science Holdings Corp. 144A
sr. unsec. notes 4.875%, 7/1/29	460,000	391,161
CommScope Finance, LLC 144A sr.
notes 6.00%, 3/1/26	140,000	129,205
CommScope Technologies, LLC 144A
company guaranty sr. unsec. notes
6.00%, 6/15/25	116,000	105,560
CommScope, Inc. 144A company
guaranty sr. unsec. notes
8.25%, 3/1/27	365,000	282,875
Crowdstrike Holdings, Inc.
company guaranty sr. unsec. notes
3.00%, 2/15/29	505,000	426,101
Imola Merger Corp. 144A sr. notes
4.75%, 5/15/29	810,000	702,767
NCR Corp. 144A company guaranty sr.
unsec. sub. notes 5.125%, 4/15/29	465,000	388,890

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Technology cont.
NortonLifeLock, Inc. 144A company
guaranty sr. unsec. unsub. notes
6.75%, 9/30/27	$150,000	$147,000
Picard Midco, Inc. 144A sr. notes.
6.50%, 3/31/29	540,000	454,832
Rocket Software, Inc. 144A sr. unsec.
notes 6.50%, 2/15/29	635,000	495,300
TTM Technologies, Inc. 144A
company guaranty sr. unsec. notes
4.00%, 3/1/29	375,000	320,625
Twilio, Inc. company guaranty sr.
unsec. notes 3.875%, 3/15/31	175,000	138,837
Twilio, Inc. company guaranty sr.
unsec. notes 3.625%, 3/15/29	335,000	272,154
ZoomInfo Technologies, LLC/
ZoomInfo Finance Corp. 144A
company guaranty sr. unsec. notes
3.875%, 2/1/29	1,055,000	886,603
		6,408,500
Textiles (0.9%)
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	325,000	314,771
Kontoor Brands, Inc. 144A
company guaranty sr. unsec. notes
4.125%, 11/15/29	415,000	337,706
Levi Strauss & Co. 144A sr. unsec. sub.
bonds 3.50%, 3/1/31	590,000	468,277
		1,120,754
Toys (0.3%)
Mattel, Inc. 144A company guaranty
sr. unsec. notes 5.875%, 12/15/27	120,000	117,708
Mattel, Inc. 144A company guaranty
sr. unsec. notes 3.75%, 4/1/29	245,000	215,190
Mattel, Inc. 144A company guaranty
sr. unsec. notes 3.375%, 4/1/26	65,000	59,761
		392,659
Transportation (1.5%)
American Airlines, Inc./AAdvantage
Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.75%, 4/20/29	325,000	297,036
American Airlines, Inc./AAdvantage
Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.50%, 4/20/26	325,000	312,535
Delta Air Lines, Inc./SkyMiles IP, Ltd.
144A company guaranty sr. notes
4.75%, 10/20/28	480,000	451,187
United Airlines, Inc. 144A company
guaranty sr. notes 4.625%, 4/15/29	130,000	113,190
United Airlines, Inc. 144A company
guaranty sr. notes 4.375%, 4/15/26	130,000	120,500
Watco Cos., LLC/Watco Finance Corp.
144A sr. unsec. notes 6.50%, 6/15/27	770,000	731,500
		2,025,948
Utilities and power (1.9%)
Buckeye Partners LP sr. unsec. bonds
5.85%, 11/15/43	195,000	145,290
Buckeye Partners LP sr. unsec. notes
3.95%, 12/1/26	155,000	138,679
Buckeye Partners LP 144A sr. unsec.
notes 4.50%, 3/1/28	110,000	96,690
Calpine Corp. 144A company
guaranty sr. notes 4.50%, 2/15/28	460,000	410,310
Energy Transfer LP jr. unsec. sub. FRN
6.625%, perpetual maturity	760,000	564,300

14	Putnam VT High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (83.4%)* cont.	amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty
sr. unsec. notes 6.625%, 1/15/27	$24,000	$23,797
NRG Energy, Inc. 144A company
guaranty sr. unsec. bonds
3.875%, 2/15/32	435,000	326,707
NRG Energy, Inc. 144A sr. unsec.
bonds 5.25%, 6/15/29	180,000	158,893
Pacific Gas and Electric Co. company
guaranty sr. unsec. unsub. notes
2.95%, 3/1/26	160,000	146,640
Vistra Corp. 144A jr. unsec. sub. FRN
7.00%, perpetual maturity	140,000	127,391
Vistra Operations Co., LLC 144A
company guaranty sr. notes
4.30%, 7/15/29	135,000	121,614
Vistra Operations Co., LLC 144A
company guaranty sr. unsec. notes
5.50%, 9/1/26	270,000	260,123
		2,520,434

Total corporate bonds and notes (cost $125,622,884)		$110,032,895

	Principal
SENIOR LOANS (7.0%)*c	amount	Value

Basic materials (0.4%)
CP Atlas Buyer, Inc. bank term loan FRN
Ser. B1, (ICE LIBOR USD 3 Month + 3.50%),
7.884%, 11/23/27	$319,821	$279,267
Klockner-Pentaplast of America, Inc. bank term
loan FRN (ICE LIBOR USD 3 Month + 4.75%),
8.259%, 2/4/26	151,541	133,972
Starfruit US Holdco, LLC bank term loan FRN
Ser. B, (CME TERM SOFR 3 Month + 3.00%),
7.165%, 10/1/25	148,594	146,291
		559,530
Capital goods (0.7%)
Adient US, LLC bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 3.25%), 7.634%, 4/1/28	251,175	248,113
BWAY Corp. bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 3.25%), 7.37%, 4/3/24	271,798	265,028
Filtration Group Corp. bank term loan FRN (ICE
LIBOR USD 1 Month + 3.50%), 7.884%, 10/19/28	54,313	53,226
MajorDrive Holdings IV, LLC bank term loan FRN
(ICE LIBOR USD 3 Month + 4.00%), 8.813%, 6/1/28	408,355	382,833
		949,200
Communication services (0.6%)
Asurion, LLC bank term loan FRN (ICE LIBOR USD
3 Month + 5.25%), 9.634%, 1/30/29	290,000	224,129
Asurion, LLC bank term loan FRN Ser. B9, (ICE
LIBOR USD 1 Month + 3.25%), 7.634%, 7/31/27	142,820	124,700
DIRECTV Financing, LLC bank term loan FRN (ICE
LIBOR USD 3 Month + 5.00%), 9.384%, 7/22/27	481,298	467,562
		816,391
Consumer cyclicals (1.9%)
AMC Entertainment Holdings, Inc. bank term
loan FRN Ser. B, (ICE LIBOR USD 1 Month
+ 3.00%), 7.274%, 4/22/26	318,772	171,671
AppleCaramel Buyer, LLC bank term loan FRN
(CME Term SOFR 3 Month Plus CSA + 0.00%),
8.073%, 10/19/27	328,516	317,136
Clear Channel Outdoor Holdings, Inc. bank
term loan FRN Ser. B, (ICE LIBOR USD 3 Month
+ 3.50%), 7.915%, 8/21/26	306,679	278,750

	Principal
SENIOR LOANS (7.0%)*c cont.	amount	Value

Consumer cyclicals cont.
Entercom Media Corp. bank term loan FRN
Ser. B1, (ICE LIBOR USD 3 Month + 2.50%),
6.889%, 11/17/24	$185,000	$130,987
Garda World Security Corp. bank term loan
FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%),
8.93%, 10/30/26	292,003	283,389
iHeartCommunications, Inc. bank term loan FRN
(ICE LIBOR USD 3 Month + 3.25%), 7.634%, 5/1/26	205,068	188,470
Neptune Bidco US, Inc. bank term loan FRN
Class C, (CME Term SOFR 1 Month + 5.00%),
8.822%, 4/11/29	185,000	164,767
PetSmart, LLC bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 3.75%), 8.13%, 1/29/28	489,841	478,359
Robertshaw Holdings Corp. bank term
loan FRN (ICE LIBOR USD 3 Month + 8.00%),
12.75%, 2/28/26	200,000	103,000
Terrier Media Buyer, Inc. bank term loan FRN (ICE
LIBOR USD 3 Month + 3.50%), 8.23%, 12/17/26	217,069	202,766
Werner Finco LP bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 4.00%), 8.73%, 7/24/24	155,930	139,818
		2,459,113
Consumer staples (0.8%)
Ascend Learning, LLC bank term loan FRN (ICE
LIBOR USD 1 Month + 5.75%), 10.134%, 11/18/29	230,000	196,363
Brand Industrial Services, Inc. bank term
loan FRN (ICE LIBOR USD 3 Month + 4.25%),
8.496%, 6/21/24	571,104	509,710
PECF USS Intermediate Holding III Corp. bank
term loan FRN Ser. B, (ICE LIBOR USD 1 Month
+ 4.25%), 8.634%, 12/17/28	509,664	423,515
		1,129,588
Energy (0.3%)
CQP Holdco LP bank term loan FRN (ICE LIBOR
USD 3 Month + 3.75%), 8.48%, 5/27/28	408,775	406,335
		406,335
Financials (0.2%)
HUB International, Ltd. bank term loan FRN
Ser. B, (ICE LIBOR USD 3 Month + 3.25%),
7.528%, 4/25/25	228,857	226,516
		226,516
Health care (0.2%)
Global Medical Response, Inc. bank term
loan FRN (ICE LIBOR USD 1 Month + 4.25%),
8.422%, 10/2/25	154,181	107,446
One Call Corp. bank term loan FRN Ser. B, (ICE
LIBOR USD 1 Month + 5.50%), 9.875%, 4/22/27	195,549	159,699
		267,145
Technology (1.5%)
Epicor Software Corp. bank term loan FRN (ICE
LIBOR USD 3 Month + 7.75%), 12.134%, 7/30/28	170,000	167,195
Greeneden US Holdings II, LLC bank term
loan FRN (ICE LIBOR USD 3 Month + 4.00%),
8.384%, 12/1/27	348,788	334,184
Polaris Newco, LLC bank term loan FRN Ser. B,
(ICE LIBOR USD 3 Month + 4.00%), 8.73%, 6/3/28	221,269	201,435
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 6.25%), 10.985%, 8/31/29	225,000	215,251
Rocket Software, Inc. bank term loan FRN (ICE
LIBOR USD 3 Month + 4.25%), 8.634%, 11/28/25	172,375	165,695
TIBCO Software, Inc. bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.50%),
9.18%, 3/30/29	220,000	196,075
UKG, Inc. bank term loan FRN (ICE LIBOR USD
1 Month + 5.25%), 8.998%, 5/3/27	215,000	196,833

Putnam VT High Yield Fund	15

	Principal
SENIOR LOANS (7.0%)*c cont.	amount	Value

Technology cont.
UKG, Inc. bank term loan FRN (ICE LIBOR USD
1 Month + 3.25%), 6.998%, 5/3/26	$343,042	$325,889
Vision Solutions, Inc. bank term loan FRN
(US SOFR + 4.00%), 8.358%, 4/24/28	229,419	189,500
		1,992,057
Transportation (0.4%)
American Airlines, Inc. bank term loan FRN (ICE
LIBOR USD 3 Month + 4.75%), 8.993%, 4/20/28	150,000	149,180
United Airlines, Inc. bank term loan FRN
Ser. B, (ICE LIBOR USD 3 Month + 3.75%),
8.108%, 4/21/28	329,138	324,385
		473,565

Total senior loans (cost $10,049,631)		$9,279,440

	Principal
CONVERTIBLE BONDS AND NOTES (1.8%)*	amount	Value

Fiverr International, Ltd. cv. sr. unsec. notes
zero %, 11/1/25 (Israel)	$225,000	$181,447
Liberty TripAdvisor Holdings, Inc. 144A cv. sr.
unsec. bonds 0.50%, 6/30/51	310,000	222,270
Middleby Corp. (The) cv. sr. unsec. notes
1.00%, 9/1/25	125,000	146,938
Nabors Industries, Inc. company guaranty cv. sr.
unsec. notes 0.75%, 1/15/24	405,000	372,600
ON Semiconductor Corp. cv. sr. unsec. notes
zero %, 5/1/27	141,000	186,825
Shake Shack, Inc. cv. sr. unsec. notes
zero %, 3/1/28	280,000	184,275
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	131,000	110,538
Spotify USA, Inc. company guaranty cv. sr.
unsec. notes zero %, 3/15/26	270,000	217,350
Teladoc Health, Inc. cv. sr. unsec. sub. notes
1.25%, 6/1/27	270,000	207,413
Transocean, Inc. company guaranty cv. sr. unsec.
sub. notes 0.50%, 1/30/23	150,000	144,188
Unity Software, Inc. cv. sr. unsec. notes
zero %, 11/15/26	280,000	209,580
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	280,000	209,961
Total convertible bonds and notes (cost $2,710,800)		$2,393,385

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value

Aptiv PLC $5.50 cv. pfd.	1,020	$109,516
Chart Industries, Inc. $3.38 cv. pfd. †	5,389	272,683
KKR & Co., Inc. $3.00 cv. pfd.	2,559	146,810
PG&E Corp. $5.50 cv. pfd.	2,160	311,832
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	110	125,842
Total convertible preferred stocks (cost $959,224)		$966,683

COMMON STOCKS (0.5%)*	Shares	Value

Antero Resources Corp. †	9,810	$304,012
Frontier Communications Parent, Inc. †	4,415	112,494
OneMain Holdings, Inc.	4,865	162,053
Texas Competitive Electric Holdings Co., LLC/
TCEH Finance, Inc. (Rights)	36,615	42,107
Total common stocks (cost $595,770)		$620,666

	Expiration	Strike
WARRANTS (0.0%)*†	date	price	Warrants	Value

Guaranteed Rate, Inc. F	3/1/23	$0.01	188	$2
Total warrants (cost $9)				$2

		Principal
		amount/
SHORT-TERM INVESTMENTS (5.4%)*		shares	Value

Putnam Short Term Investment Fund
Class P 4.53% L	Shares	6,780,708	$6,780,708
U.S. Treasury Bills 3.776%, 1/24/23 §		$300,000	299,328
Total short-term investments (cost $7,079,997)			$7,080,036

Total investments (cost $147,018,315)			$130,373,107

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed
.	rate currently in place at the close of the reporting period
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REGS	Securities sold under Regulation S may not be offered, sold
or delivered within the United States except pursuant to an
exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2022 through December 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $131,881,648.

† This security is non-income-producing.

‡‡  Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $270,350 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

16	Putnam VT High Yield Fund

R Real Estate Investment Trust.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/22 (aggregate face value $744,593)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	3/15/23	$104,653	$102,790	$(1,863)
Morgan Stanley & Co. International PLC
	Euro	Sell	3/15/23	108,957	107,058	(1,899)
State Street Bank and Trust Co.
	Euro	Sell	3/15/23	544,568	534,745	(9,823)
Unrealized appreciation						—
Unrealized (depreciation)						(13,585)
Total						$(13,585)

* The exchange currency for all contracts listed is the United States Dollar.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/22

		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)

CDX NA HY Series 39 Index	B+/P	$1,019	$2,681,000	$17,427	12/20/27	500 bp —	$22,542
						Quarterly

Total		$1,019					$22,542

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT High Yield Fund	17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$112,494	$—	$—
Energy	304,012	—	—
Financials	162,053	—	—
Utilities and power	—	42,107	—
Total common stocks	578,559	42,107	—
Convertible bonds and notes	—	2,393,385	—
Convertible preferred stocks	—	966,683	—
Corporate bonds and notes	—	110,032,895	—
Senior loans	—	9,279,440	—
Warrants	—	—	2
Short-term investments	—	7,080,036	—
Totals by level	$578,559	$129,794,546	$2

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(13,585)	$—
Credit default contracts	—	21,523	—
Totals by level	$—	$7,938	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

18	Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/22

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $140,237,607)	$123,592,399
Affiliated issuers (identified cost $6,780,708) (Note 5)	6,780,708
Cash	132,240
Dividends, interest and other receivables	2,044,277
Receivable for shares of the fund sold	94,640
Receivable for investments sold	3,897
Total assets	132,648,161

Liabilities
Payable for investments purchased	369,819
Payable for shares of the fund repurchased	73,014
Payable for compensation of Manager (Note 2)	64,112
Payable for custodian fees (Note 2)	9,249
Payable for investor servicing fees (Note 2)	15,645
Payable for Trustee compensation and expenses (Note 2)	124,099
Payable for administrative services (Note 2)	1,612
Payable for distribution fees (Note 2)	8,142
Payable for auditing and tax fees	67,063
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,016
Unrealized depreciation on forward currency contracts (Note 1)	13,585
Other accrued expenses	18,157
Total liabilities	766,513

Net assets	$131,881,648

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$159,444,323
Total distributable earnings (Note 1)	(27,562,675)
Total — Representing net assets applicable to capital shares outstanding	$131,881,648
Computation of net asset value Class IA
Net assets	$94,435,536
Number of shares outstanding	17,854,062
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$5.29

Computation of net asset value Class IB
Net assets	$37,446,112
Number of shares outstanding	7,158,921
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$5.23

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	19

Statement of operations
Year ended 12/31/22

Investment income
Interest (including interest income of $121,467 from investments in affiliated issuers) (net of foreign tax of $2,397) (Note 5)	$8,472,318
Dividends (net of foreign tax of $20)	175,417
Total investment income	8,647,735

Expenses
Compensation of Manager (Note 2)	806,386
Investor servicing fees (Note 2)	101,164
Custodian fees (Note 2)	17,522
Trustee compensation and expenses (Note 2)	6,046
Distribution fees (Note 2)	103,304
Administrative services (Note 2)	4,491
Auditing and tax fees	70,550
Other	71,708
Total expenses	1,181,171
Expense reduction (Note 2)	(509)
Net expenses	1,180,662

Net investment income	7,467,073

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,571,451)
Foreign currency transactions (Note 1)	(926)
Forward currency contracts (Note 1)	186
Swap contracts (Note 1)	(50,038)
Total net realized loss	(4,622,229)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(21,596,117)
Assets and liabilities in foreign currencies	872
Forward currency contracts	(12,207)
Swap contracts	22,542
Total change in net unrealized depreciation	(21,584,910)

Net loss on investments	(26,207,139)

Net decrease in net assets resulting from operations	$(18,740,066)

The accompanying notes are an integral part of these financial statements.

20	Putnam VT High Yield Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/22	12/31/21
Decrease in net assets
Operations:
Net investment income	$7,467,073	$7,797,409
Net realized gain (loss) on investments	(4,622,229)	3,709,041
Change in net unrealized depreciation of investments	(21,584,910)	(2,851,548)
Net increase (decrease) in net assets resulting from operations	(18,740,066)	8,654,902
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(5,650,434)	(6,112,641)
Class IB	(2,083,476)	(2,227,610)
Net realized short-term gain on investments
Class IA	(147,243)	—
Class IB	(57,475)	—
From net realized long-term gain on investments
Class IA	(55,216)	—
Class IB	(21,553)	—
Decrease from capital share transactions (Note 4)	(9,646,235)	(11,416,162)
Total decrease in net assets	(36,401,698)	(11,101,511)
Net assets:
Beginning of year	168,283,346	179,384,857
End of year	$131,881,648	$168,283,346

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund	21

Financial highlights
(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/22	$6.30	.29	(.98)	(.69)	(.31)	(.01)	(.32)	$5.29	(11.37)	$94,436	.75[f]	5.24	28
12/31/21	6.30	.28	.03	.31	(.31)	—	(.31)	6.30	5.20	119,199.70		4.56	44
12/31/20	6.39	.30	(.03)[e]	.27	(.36)	—	(.36)	6.30	5.50	125,959.72		4.98	48
12/31/19	5.94	.33	.51	.84	(.39)	—	(.39)	6.39	14.55	131,799.73		5.29	37
12/31/18	6.55	.35	(.57)	(.22)	(.39)	—	(.39)	5.94	(3.59)	129,535.72		5.58	31
Class IB
12/31/22	$6.23	.27	(.97)	(.70)	(.29)	(.01)	(.30)	$5.23	(11.60)	$37,446	1.00[f]	4.98	28
12/31/21	6.23	.27	.03	.30	(.30)	—	(.30)	6.23	4.97	49,084.95		4.32	44
12/31/20	6.32	.28	(.03)[e]	.25	(.34)	—	(.34)	6.23	5.21	53,426.97		4.71	48
12/31/19	5.87	.31	.51	.82	(.37)	—	(.37)	6.32	14.40	54,261.98		5.04	37
12/31/18	6.49	.33	(.58)	(.25)	(.37)	—	(.37)	5.87	(4.07)	45,971.97		5.33	31

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e The Net realized and unrealized gain (loss) on investments shown for the period noted may not correspond with the amounts shown on the Statement of changes in net assets as a result of timing of share activity.

f Includes one-time proxy cost of 0.01%.

The accompanying notes are an integral part of these financial statements.

22	Putnam VT High Yield Fund

Notes to financial statements 12/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2022 through December 31, 2022.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Putnam VT High Yield Fund	23

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, for gaining exposure to specific sectors and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from coun-terparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $13,585 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This

24	Putnam VT High Yield Fund

program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,085,113	$16,933,644	$18,018,757

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $22,199 to decrease undistributed net investment income, $27,425 to increase paid-in capital and $5,226 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$732,390
Unrealized depreciation	(17,380,095)
Net unrealized depreciation	(16,647,705)
Undistributed ordinary income	7,104,426
Capital loss carryforward	(18,018,757)
Cost for federal income tax purposes	$147,028,750

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 34.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.558% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$72,233
Class IB	28,931
Total	$101,164

Putnam VT High Yield Fund	25

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $509 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $116, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940.

The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities
(Long-term)	$38,697,998	$45,736,240
U.S. government securities
(Long-term)	—	—
Total	$38,697,998	$45,736,240

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	YEAR ENDED 12/31/22		YEAR ENDED 12/31/21		YEAR ENDED 12/31/22		YEAR ENDED 12/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	968,114	$5,398,356	1,477,479	$9,227,222	5,483,499	$30,031,186	2,690,894	$16,471,079
Shares issued in connection with
reinvestment of distributions	1,021,448	5,852,893	1,015,389	6,112,641	380,723	2,162,504	373,134	2,227,610
	1,989,562	11,251,249	2,492,868	15,339,863	5,864,222	32,193,690	3,064,028	18,698,689
Shares repurchased	(3,057,964)	(16,978,774)	(3,561,373)	(22,250,252)	(6,582,917)	(36,112,400)	(3,756,206)	(23,204,462)
Net decrease	(1,068,402)	$(5,727,525)	(1,068,505)	$(6,910,389)	(718,695)	$(3,918,710)	(692,178)	$(4,505,773)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/21	Purchase cost	Sale proceeds	Investment income	12/31/22
Short-term investments
Putnam Short Term Investment Fund*	$8,940,638	$44,569,217	$46,729,147	$121,467	$6,780,708
Total Short-term investments	$8,940,638	$44,569,217	$46,729,147	$121,467	$6,780,708

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success

26	Putnam VT High Yield Fund

can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$430,000
Centrally cleared credit default contracts (notional)	$620,000
Warrants (number of warrants)	200

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$21,523*	Payables	$—
Foreign exchange contracts	Receivables	—	Payables	13,585
Equity contracts	Investments	2	Payables	—
Total		$21,525		$13,585

*Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total
Credit contracts	$—	$(50,038)	$(50,038)
Foreign exchange contracts	186	—	186
Total	$186	$(50,038)	$(49,852)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$22,542	$22,542
Foreign exchange contracts	—	(12,207)	—	(12,207)
Equity contracts	(7)	—	—	(7)
Total	$(7)	$(12,207)	$22,542	$10,328

Putnam VT High Yield Fund	27

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Barclays Capital, Inc.	Morgan Stanley & Co.	State Street Bank and
	Bank of America N.A.	(clearing broker)	International PLC	Trust Co.	Total
Assets:
Centrally cleared credit default contracts§	$—	$—	$—	$—	$—
Forward currency contracts#	—	—	—	—	—
Total Assets	$—	$—	$—	$—	$—
Liabilities:
Centrally cleared credit default contracts§	—	2,016	—	—	2,016
Forward currency contracts#	1,863	—	1,899	9,823	13,585
Total Liabilities	$1,863	$2,016	$1,899	$9,823	$15,601
Total Financial and Derivative Net Assets	$(1,863)	$(2,016)	$(1,899)	$(9,823)	$(15,601)
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$(1,863)	$(2,016)	$(1,899)	$(9,823)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $270,350.

28	Putnam VT High Yield Fund

Federal tax information (Unaudited)

The fund designated 1.89% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT High Yield Fund	29

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Barbara M. Baumann Born 1955 Trustee since 2010 Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Jennifer Williams Murphy Born 1964 Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	Previously, a Director of Western Asset Capital Corporation.	
Marie Pillai Born 1954 Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.	Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.	
George Putnam III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

30	Putnam VT High Yield Fund

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Manoj P. Singh Born 1952 Trustee since 2017	Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.	Director of ReNew Energy Global plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.	
Mona K. Sutphen Born 1967 Trustee since 2020	Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.	

Interested Trustee

Robert L. Reynolds* Born 1952 Trustee since 2008, President and Chief Executive Officer of Putnam Investments since 2008	President and Chief Executive Officer of Putnam Investments; member of Putnam Investments' Board of Directors; and Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors.	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Putnam VT High Yield Fund	31

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

32	Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisor	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam III
Robert L. Reynolds
Marketing Services	Legal Counsel	Manoj P. Singh
Putnam Retail Management	Ropes & Gray LLP	Mona K. Sutphen
Limited Partnership
100 Federal Street	Independent Registered
Boston, MA 02110	Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund	33

This report has been prepared for the shareholders
of Putnam VT High Yield Fund.	VTAN034 332100 2/23

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2022	$60,886	$ —	$9,663	$ —
December 31, 2021	$60,664	$ —	$7,352	$ —

For the fiscal years ended December 31, 2022 and December 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $251,674 and $300,772 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2022	$ —	$242,011	$ —	$ —
December 31, 2021	$ —	$293,420	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2023